This filing is being made solely for the purpose of obtaining series and class identifier information for the series listed below (“Funds”) of MONY Series Fund Inc. (the “Registrant”) (2-95501 and 811-04209). The Funds were liquidated on July 9, 2004 and did not have any assets or operations as of February 6, 2006. The series and class identifiers requested with this submission are solely to facilitate the filing of the Registrant’s final Form N-SAR with respect to the Funds.

Diversified Portfolio

Equity Growth Portfolio

Equity Income Portfolio

Government Securities Portfolio

Intermediate Term Bond Portfolio

Long Term Bond Portfolio

Money Market Portfolio

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